                                                                     EXHIBIT 4.4

      NUMBER                                                  SHARES

______C

                              DG ACQUISITION CORP.

              INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE

                              CLASS B COMMON STOCK

                                                                 SEE REVERSE FOR
                                                             CERTAIN DEFINITIONS

      THIS CERTIFIES THAT                                      CUSIP

      IS THE OWNER OF

     FULLY PAID AND NON-ASSESSABLE SHARES OF THE PAR VALUE OF $.0001 EACH OF
                          THE CLASS B COMMON STOCK OF

                              DG ACQUISITION CORP.

  transferable on the books of the Corporation in person or by duly authorized attorney upon surrender of this certificate properly endorsed.

  This certificate is not valid unless countersigned by the Transfer Agent and registered by the Registrar.

  Witness the seal of the Corporation and the facsimile signatures of its duly authorized officers.

Dated:
      -----------------

                               DG ACQUISITION CORP.

-----------------------------      CORPORATE      -----------------------------
CHAIRMAN                              SEAL        SECRETARY
                                      2005

                                    DELAWARE

         The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

         TEN COM - as tenants in common                        UNIF GIFT MIN ACT - ______ Custodian _______
         TEN ENT - as tenants by the entireties                                    (Cust)           (Minor)
         JT TEN -  as joint tenants with right of survivorship        under Uniform Gifts to Minors
                   and not as tenants in common                              Act ______________
                                                                                    (State)

    Additional Abbreviations may also be used though not in the above list.

                              DG ACQUISITION CORP.

         The Corporation will furnish without charge to each stockholder who so requests the powers, designations, preferences and relative, participating, optional or other special rights of each class of stock or series thereof of the
Corporation and the qualifications, limitations, or restrictions of such preferences and/or rights. This certificate and the shares represented thereby are issued and shall be held subject to all the provisions of the Certificate of
Incorporation and all amendments thereto and resolutions of the Board of
Directors providing for the issue of shares of Preferred Stock (copies of which may be obtained from the secretary of the Corporation), to all of which the holder of this certificate by acceptance hereof assents.

         For value received, ___________________________ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
    IDENTIFYING NUMBER OF ASSIGNEE

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  (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

________________________________________________________________________________

________________________________________________________________________________

_________________________________________________________________________ shares of the capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

_______________________________________________________________________ Attorney
to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated
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        NOTICE: The signature to this assignment must correspond with the name as written upon the face of the certificate in every particular, without alteration or enlargement or any change whatever.

Signature(s) Guaranteed:

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THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION
(BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH
MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM, PURSUANT TO
S.E.C. RULE 17Ad-15).

The holder of this certificate shall be entitled to receive funds from the trust fund only in the event of the Company's liquidation upon failure to consummate a business combination or if the holder seeks to convert his respective shares into cash upon a business combination which he voted against and which is actually completed by the Company. In no other circumstances shall the holder have any right or interest of any kind in or to the trust fund.